INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

Central Federal Corporation

6.25% Non-Cumulative Convertible Perpetual Preferred Stock, Series B

CERTIFICATE NO.

NUMBER OF SHARES

CUSIP# 15346Q301

SPECIMEN

REGISTERED OWNER:

This Certifies that the registered owner whose name is inscribed hereon is the owner of the number of the fully paid and non-assessable shares of the 6.25% Non-Cumulative Convertible Perpetual Preferred Stock, Series B, Liquidation Preference $25.00 Per Share, Par Value $0.01 Per Share, transferable on the books of the Corporation in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed. The shares of Series B Preferred Stock represented hereby are issued and shall in all respects be subject to the provisions of the Certificate of Designations establishing the powers, designations, preferences and relative, participating, optional or other rights, and any qualifications, limitations and restrictions, of the Series B Preferred Stock and the provisions of the Certificate of Incorporation of the Corporation applicable to the preferred stock of the Corporation. The Corporation will furnish copies of the Certificate of Designations and the Certificate of Incorporation to any holder of the Series B Preferred Stock without charge upon written request to the Corporation at its principal place of business.

THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE NOT SAVINGS ACCOUNTS, DEPOSITS OR OTHER OBLIGATIONS OF A BANK AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY.

IN WITNESS WHEREOF, the said Corporation has caused this Certificate to be signed by its duly authorized officers and sealed with the Seal of the Corporation.

Dated:

PRESIDENT

CENTRAL FEDERAL CORPORATION SEAL $0.01 Par Value 1998 STATE OF DELAWARE

TREASURER

COUNTERSIGNED AND REGISTERED
REGISTRAR AND TRANSFER COMPANY
CRANFORD, NJ
TRANSFER AGENT AND REGISTRAR

BY

AUTHORIZED SIGNATURE

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER ANY STATE SECURITIES LAW, AND MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS OR AN OPINION OF COUNSEL, SATISFACTORY TO THE CORPORATION, THAT SUCH REGISTRATION IS NOT REQUIRED.

The Board of Directors of the Corporation is authorized by resolution(s), from time to time adopted, to provide for the issuance of serial preferred stock in series and to fix and state the voting powers, designations, preferences and relative, participating, optional, or other special rights of the shares of each such series and the qualifications, limitations and restrictions thereof. The Corporation will furnish to any stockholder upon request and without charge a full description of each class of stock and any series thereof.

The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEM COM — as tenants in common
TEM ENT — as tenants by the entireties
JT TEN — as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT — .... Custodian ....
(Cust) (Minor)
Under Uniform Gifts to Minors
Act ....
(State)

Additional abbreviations may also be used though not in the above list.

For Value Received, ____ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

____
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)

____

____

____ Shares
of the Capital Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

____ Attorney
to transfer the said Stock on the books of the within named Corporation with full power of substitution in the premises.

Dated ______________________________

NOTICE THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER.

SIGNATURE(S) GUARANTEED: ____

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.